UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 17, 2005


                                HEMOBIOTECH, INC.
                                -----------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
                                    --------
                 (State or Other Jurisdiction of Incorporation)


          000-51334                                        33-0995817
          ---------
   (Commission File Number)                    (IRS Employer Identification No.)


                        14221 DALLAS PARKWAY, SUITE 1500
                               DALLAS, TEXAS 75254
                               -------------------
                    (Address of Principal Executive Offices)


                                 (214 540-8411)
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry Into A Material Definitive Agreement

On August 17, 2005, Hemobiotech, Inc. (the "Company") announced that it has amended the terms of $750,000 aggregate principal amount of its convertible unsecured promissory notes issued in its October 2004 private placement, in response to the unsolicited offer of the holders of the notes, three publicly traded closed end funds advised by RENN Capital Group, Inc., to permit the holders to convert, prior to the close of business on August 17, 2005, all outstanding principal amount and accrued but unpaid interest thereon into shares of Hemobiotech common stock, at a conversion price of $1.06 per share. On August 16, 2005, the holders of the notes converted all $750,000 aggregate outstanding principal amount and an aggregate of approximately $61,042 of accrued but unpaid interest thereon into an aggregate of 765,132 shares of Hemobiotech common stock.

Hemobiotech filed a registration statement with the SEC covering the resale of such shares of common stock, which was declared effective by the SEC on May 13, 2005.

Item 9.01         Financial Statements and Exhibits.

(c) Exhibits


Exhibit No.            Description
-----------            -----------

99.1                   Press Release of Hemobiotech Inc. dated August 17, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              HEMOBIOTECH, INC.


                                              By: /s/ Arthur Bollon
                                              ----------------------
                                              Arthur Bollon
                                              Chairman of the Board and
                                              Chief Executive Officer


         Dated: August 17, 2005

                                  EXHIBIT INDEX


Exhibit No.            Description
-----------            -----------

99.1                   Press Release of Hemobiotech, Inc. dated August 17, 2005.